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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          _____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                        (Date of earliest event reported)
                                  JULY 12, 2005

                          ____________________________

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)
       0-29785                                                     84-0605867
(Commission File Number)                                         (IRS Employer
                                                             Identification No.)

                                NO.308 XUEFU ROAD
                            NANGANG DISTRICT, HARBIN,
                                  CHINA, 150086
              (Address of Principal Executive Offices and zip code)
                                86-451-8666-6601
                             (Registrant's telephone
                                           number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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FORWARD-LOOKING STATEMENTS

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 8.01  OTHER EVENTS.

         On July 12, 2005, American Oriental Bioengineering, Inc. (the "Company") issued a press release announcing the American Stock Exchange's approval of the Company's common stock, par value $0.001 per share (the "Common Stock"), for listing. A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

         99.1 Press release, dated July 12, 2005, announcing the American Stock Exchange's approval of the Company's Common Stock for listing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN ORIENTAL BIOENGINEERING, INC.


Date:  July 13, 2005                   By: /s/ Lily Li
                                           -------------------------------------
                                           Name: Lily Li
                                           Title: Acting Chief Financial Officer
                                           and Chief Operating Officer


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                                  EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------

99.1 Press release, dated July 12, 2005, announcing the American Stock Exchange's approval of the Company's Common Stock for listing.